UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 18, 2010
Date of Report (Date of earliest event reported)

AgFeed Industries, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-33674	20-2597168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

Suite A1001-1002, Tower 16, Hengmao Int’l Center Nanchang City, Jiangxi Province, China		330003
(Address of principal executive offices)		(Zip Code)

86-791-6669093 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01                      Regulation FD Disclosure.

On May 18, 2010, members of management of AgFeed Industries, Inc. (the “Company”) will make a presentation at the Rodman & Renshaw Annual Global Investment Conference.  A copy of the presentation materials, dated May 18, 2010, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The presentation materials are being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for any purpose.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits:

99.1           Investor presentation, dated May 18, 2010, of AgFeed Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
AGFEED INDUSTRIES, INC.

Dated: May 18, 2010	By:	/s/ Gerard Daignault
Gerard Daignault
Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor presentation, dated May 18, 2010, of AgFeed Industries, Inc.